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                                                                     EXHIBIT 4.1

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
              COMMON STOCK                                                                              COMMON STOCK

                 NUMBER                                                                                    SHARES
       CYTK

  THIS CERTIFICATE IS TRANSFERABLE IN                                                      SEE REVERSE FOR CERTAIN DEFINITIONS AND
NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.                                                  A STATEMENT AS TO THE RIGHTS, PREFERENCES,
                                                                                           PRIVILEGES AND RESTRICTIONS ON TRANSFER

                                                                                                      CUSIP 23282W 10 0

                                                         (CYTOKENETICS LOGO)

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT




IS THE RECORD HOLDER OF

                              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

----------------------------------------------------- CYTOKINETICS, INCORPORATED ---------------------------------------------------

  transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
             WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                  /s/ Robert Blum                                        /s/ James Sabry

                                    SECRETARY                                               PRESIDENT


                                                   (CYTOKINETICS CORPORATE SEAL)


COUNTERSIGNED AND REGISTERED:
               MELLON INVESTOR SERVICES LLC
                               TRANSFER AGENT AND REGISTRAR BY


                                                        AUTHORIZED SIGNATURE
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                            CYTOKINETICS, INCORPORATED

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

      KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common
TEN ENT- as tenants by the entireties
 JT TEN- as joint tenants with right of
         survivorship and not as tenants
         in common

                UNIF GIFT MIN ACT-                   Custodian
                                  ------------------          ------------------
                                        (Cust)                       (Minor)
                under Uniform Gifts to Minors
                Act
                    -----------------------------------------
                                    (State)


                UNIF TRF MIN ACT-                  Custodian (until age       )
                                 -----------------                     -------
                                      (Cust)
                                                         under Uniform Transfers
                                 ------------------------
                                      (Minor)
                                 to Minors Act
                                               ---------------------------------
                                                            (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                          hereby sell, assign
                    ----------------------------------------
and transfer unto
                 ---------------------------------------------------------------

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated                                    X
      ----------------------------         -------------------------------------

                                         X
                                           -------------------------------------
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(s) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
  --------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.